SUNAMERICA SERIES TRUST
Supplement to the Statutory Prospectus
Dated May 2, 2011
In the section titled Additional Information About The Portfolios the following information in regard to the Mid-Cap Growth Portfolio is deleted in its entirety and replaced with the following:
Mid-Cap Growth Portfolio. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; registered investment companies, real estate investment trusts (“REITs”) up to 10% of total assets, and high-yield debt securities (junk bonds) up to 10% of net assets. Additional risks that the Portfolio may be subject to are as follows:
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Real Estate Industry Risk
•	Risk of Investing in Junk Bonds
•	Securities Selection Risk
Dated: December 22, 2011
Versions: Class 1 Version B, Class 1 & 3 Version C1, Class 2 & 3 Version G and Combined Master